DISCOVERY, INC. REPORTS THIRD QUARTER 2018 RESULTS

Silver Spring, MD – November 8, 2018: Discovery, Inc. (“Discovery” or the “Company”) (NASDAQ: DISCA, DISCB, DISCK) today reported financial results for the third quarter ended September 30, 2018.

“Our solid third quarter results demonstrate the strength of our brands and unmatched multi-platform distribution network, as we continue to position our broad suite of IP to maximize value and extend our global presence,” said David Zaslav, President and Chief Executive Officer for Discovery. "We are very pleased with how far we've come in the eight months since we closed our merger with Scripps Networks, highlighted by the acceleration of synergy generation and strong Adjusted OIBDA growth in the third quarter. Additionally, we continue to drive organic growth opportunities across our diverse portfolio, further positioning us for continued cash flow generation and additional value creation. We remain increasingly optimistic about the roadmap ahead of us as we drive forward with our plan to transform our Company.”

Third Quarter 2018 Results
Third quarter revenues of $2,592 million increased 57% on a reported basis compared with the prior year quarter. Excluding the impact of foreign currency fluctuations and the Scripps Networks Interactive (“Scripps Networks”), Motor Trend Group, LLC (“MTG”) and the Oprah Winfrey Network (“OWN”) transactions (collectively, “the Transactions”)(1), revenues increased 1%, as a 3% increase in International Networks and a 2% increase in U.S. Networks were partially offset by a significant decrease in Education and Other revenues due to the sale of the education business(2) on April 30, 2018. On a pro forma(3) combined basis, excluding the impact of foreign currency fluctuations, total company third quarter revenues increased 2%, as International Networks revenues increased 2% and U.S. Networks revenues increased 4%, partially offset by the significant decrease in Education and Other revenues.

Third quarter Adjusted Operating Income Before Depreciation and Amortization (“Adjusted OIBDA”)(4) increased 82% to $1,044 million on a reported basis compared with the prior year quarter. Excluding the impact of the Transactions and foreign currency fluctuations, Adjusted OIBDA increased 9% compared with the prior year quarter, as International Networks increased 21% and U.S. Networks increased 6%. On a pro forma combined basis, excluding the impact of foreign currency fluctuations, third quarter Adjusted OIBDA increased 18%, as International Networks' Adjusted OIBDA increased 27% and U.S. Networks Adjusted OIBDA increased 13%.

Third quarter net income available to Discovery ("DCI Net Income") was $117 million, compared with $218 million in the prior year quarter, as improved operating results were more than offset by higher restructuring and other charges associated with the integration of Scripps Networks, higher tax expenses and higher interest expense. Diluted earnings per share(5) decreased to $0.16 due to lower DCI Net Income. Adjusted Earnings Per Diluted Share ("Adjusted EPS")(4),(5), which excludes the impact of amortization of acquisition-related intangible assets, net of tax was $0.52. Adjusted EPS excluding restructuring and other charges was $0.79, and included $190 million (or $0.27 per share) of after-tax restructuring and other charges.

(1)
The Transactions refer to the Company's acquisition of Scripps Networks on March 6, 2018, acquisition of a controlling interest in OWN on November 30, 2017 and the contribution of businesses from MTG on September 25, 2017.

(2)	The Company sold a majority stake in the education business on April 30, 2018.
(3)
Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for the full list of pro forma adjustments and to page 11 for pro forma operating results.

(4)	See full definitions of Adjusted OIBDA and Adjusted EPS on page 5.
(5)	All per share amounts are calculated using DCI Net Income. Refer to table on page 21 for the full schedule.

Free cash flow(1) increased to $907 million for the third quarter of 2018 as cash flow from operations increased to $931 million while capital expenditures of $24 million were consistent with the prior year quarter. Third quarter cash flow from operations increased primarily due to higher operating results due to the Transactions offset by higher content costs, restructuring costs and interest expense.

THIRD QUARTER SEGMENT RESULTS

Total Company

(dollars in millions)	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	Change	2018	2017	Change
Revenues:
U.S. Networks	$1,674	$823	NM	$4,628	$2,542	82%
International Networks	916	796	15%	3,065	2,354	30%
Education and Other	3	32	(91)%	52	113	(54)%
Corporate and Inter-Segment Eliminations	(1)	—	NM	(1)	—	NM
Total revenues	$2,592	$1,651	57%	$7,744	$5,009	55%

Adjusted OIBDA:
U.S. Networks	$901	$480	88%	$2,536	$1,548	64%
International Networks	254	180	41%	727	610	19%
Education and Other	—	—	—%	3	(1)	NM
Corporate and Inter-Segment Eliminations	(111)	(85)	(31)%	(311)	(262)	(19)%
Total Adjusted OIBDA	$1,044	$575	82%	$2,955	$1,895	56%

U.S. Networks

(dollars in millions)	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	Change	2018	2017	Change
Revenues:
Distribution	$644	$402	60%	$1,812	$1,210	50%
Advertising	991	407	NM	2,708	1,284	NM
Other	39	14	NM	108	48	NM
Total revenues	$1,674	$823	NM	$4,628	$2,542	82%
Adjusted OIBDA	$901	$480	88%	$2,536	$1,548	64%

U.S. Networks’ revenues for the third quarter of 2018 increased to $1,674 million on a reported basis compared with the prior year quarter. Excluding the impact of the Transactions, revenues increased 2%, as an 8% increase in advertising revenues was partially offset by a 2% decrease in distribution revenues and a 29% decrease in other revenues. On a pro forma combined basis, U.S. Networks' revenues for the third quarter increased 4%, as advertising revenues increased 5%, distribution revenues remained consistent and other revenues increased 18%.

(1)	Free cash flow is defined as cash provided by operating activities less purchases of property and equipment.
NM: Not Meaningful

The growth in third quarter pro forma advertising revenues was primarily driven by increases in pricing and to a lesser extent volume, as well as the continued monetization of digital content offerings, partially offset by the impact of audience declines on our linear networks. Pro forma distribution revenues remained consistent, as increases in contractual affiliate rates were offset by a decline in subscribers and lower contributions from content deliveries under licensing agreements. On a pro forma combined basis, total portfolio subscribers declined 5%, while subscribers to our fully distributed networks declined 2%.

Operating expenses for U.S. Networks on a reported basis increased to $773 million compared with operating expenses of $343 million in the prior year quarter. Excluding the impact of the Transactions, operating expenses decreased 3%, as costs of revenues decreased 4% and SG&A expenses decreased 1%. On a pro forma combined basis, total operating expenses decreased 6%, as costs of revenues decreased 6% and SG&A expenses decreased 4%. The decrease in pro forma combined operating expenses was primarily attributable to higher content impairment expense recorded by Scripps Networks during the three months ended September 30, 2017, lower personnel costs due to restructuring and the integration of Scripps Networks and decreased spending on marketing.

U.S. Networks' Adjusted OIBDA increased 88% to $901 million on a reported basis compared with the prior year quarter. Excluding the impact of the Transactions, U.S. Networks' Adjusted OIBDA increased 6%. On a pro forma combined basis, Adjusted OIBDA increased 13%, driven by increases in revenues and declines in operating expenses.

International Networks

(dollars in millions)	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	Change	2018	2017	Change
Revenues:
Distribution	$508	$479	6%	$1,577	$1,383	14%
Advertising	374	298	26%	1,232	913	35%
Other	34	19	79%	256	58	NM
Total revenues	$916	$796	15%	$3,065	$2,354	30%
Adjusted OIBDA	$254	$180	41%	$727	$610	19%

International Networks’ revenues for the third quarter of 2018 on a reported basis increased 15% to $916 million compared with the prior year quarter. Excluding the impact of the acquisition of Scripps Networks and foreign currency fluctuations, International Networks' revenues increased 3%, driven by a 3% increase in distribution revenues, while advertising revenues remained flat and other revenues decreased $1 million. On a pro forma combined basis, excluding the impact of foreign currency fluctuations, International Networks' revenues increased 2%, driven by a 3% increase in distribution revenues and a 2% increase in advertising revenues, slightly offset by a decrease in other revenues. Pro forma distribution revenue growth was primarily driven by increases in subscribers to our linear networks and digital subscription revenues in Europe and increases in pricing in Latin America, partially offset by pricing declines in Asia. Pro forma advertising revenue growth was primarily driven by increases in Europe, mostly due to higher pricing, partially offset by viewership declines in Europe.

Operating expenses for International Networks on a reported basis increased to $662 million compared with operating expenses of $616 million the prior year quarter. Excluding the impact of the acquisition of Scripps Networks and foreign currency fluctuations, operating expenses decreased 3%, as costs of revenues decreased 6% slightly offset by an increase in SG&A of 4%. On a pro forma combined basis, excluding currency effects, operating expenses decreased 5%, as costs of revenues decreased 7%, primarily attributable to content synergies following the acquisition of Scripps Networks while SG&A remained consistent, as cost savings from the integration of Scripps Networks offset increased personnel spending related to digital distribution offerings.

International Networks' Adjusted OIBDA increased 41% to $254 million on a reported basis compared with the prior year quarter. Excluding the impact of the acquisition of Scripps Networks and foreign currency fluctuations, International Networks' Adjusted OIBDA increased 21%. On a pro forma combined basis, excluding currency effects, Adjusted OIBDA increased 27%. The increase in pro forma combined Adjusted OIBDA was primarily driven by increases in revenues and decreases in costs of revenues.

Education and Other

(dollars in millions)	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	Change	2018	2017	Change
Revenues	$3	$32	(91)%	$52	$113	(54)%
Adjusted OIBDA	$—	$—	—%	$3	$(1)	NM

Education and Other revenues for the third quarter of 2018 decreased $29 million and Adjusted OIBDA was flat due to the sale of a majority stake in the education business resulting in deconsolidation on April 30, 2018. The Education and Other segment now only includes activities associated with inter-company sales of productions for the U.S. Networks segment.

Corporate and Inter-Segment Eliminations
Adjusted OIBDA for the third quarter of 2018 decreased 31% on a reported basis compared with the prior year quarter. Excluding the impact of the acquisition of Scripps Networks and foreign currency fluctuations, Adjusted OIBDA decreased 20%. On a pro forma combined basis, excluding the impact of foreign currency fluctuations, Adjusted OIBDA decreased 1% compared with the prior year quarter due to increased technology costs, partially offset by reductions in personnel costs as a result of the integration of Scripps Networks.

FULL YEAR 2018 OUTLOOK(1)
Discovery will provide forward-looking guidance in connection with this quarterly earnings announcement on its quarterly earnings conference call and webcast referenced hereafter.

(1)	Discovery is unable to provide a reconciliation of the forward-looking guidance to GAAP measures as, at this time, Discovery cannot determine all of the adjustments that would be required.

NON-GAAP FINANCIAL MEASURES
In addition to the results prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) provided in this release, the Company has presented Adjusted OIBDA, Adjusted EPS and free cash flow. These non-GAAP measures should be considered in addition to, but not as a substitute for, operating income, net income, earnings per diluted share and other measures of financial performance reported in accordance with GAAP. Please review the supplemental financial schedules beginning on page 19 for reconciliations to the most comparable GAAP measures.

Adjusted OIBDA and Adjusted OIBDA Excluding the Impact of Currency Effects
The Company evaluates the operating performance of its segments based on financial measures such as revenues and Adjusted Operating Income Before Depreciation and Amortization (“Adjusted OIBDA”). Adjusted OIBDA is defined as operating income excluding: (i) mark-to-market share-based compensation, (ii) depreciation and amortization, (iii) restructuring and other charges, (iv) certain impairment charges, (v) gains and losses on business and asset dispositions, (vi) certain inter-segment eliminations related to production studios, and (vii) third-party transaction costs directly related to the acquisition and integration of Scripps Networks.

The Company uses Adjusted OIBDA to assess the operating results and performance of its segments, perform analytical comparisons, identify strategies to improve performance and allocate resources to each segment. The Company believes Adjusted OIBDA is relevant to investors because it allows them to analyze the operating performance of each segment using the same metric management uses. The Company excludes mark-to-market share-based compensation, restructuring and other charges, certain impairment charges, gains and losses on business and asset dispositions and Scripps Networks transaction and integration costs from the calculation of Adjusted OIBDA due to their impact on comparability between periods. The Company also excludes depreciation of fixed assets and amortization of intangible assets, as these amounts do not represent cash payments in the current reporting period. Certain corporate expenses are excluded from segment results to enable executive management to evaluate segment performance based upon the decisions of segment executives. Total Adjusted OIBDA should be considered in addition to, but not a substitute for, operating income, net income and other measures of financial performance reported in accordance with GAAP. Refer to the comments that follow for our methodology for calculating growth rates excluding the impact of currency effects.

Adjusted EPS and Adjusted EPS Excluding the Impact of Currency Effects
Adjusted EPS is defined as earnings excluding the impact of amortization of acquisition-related intangible assets per diluted share. The Company believes Adjusted EPS is relevant to investors because this metric allows them to evaluate the performance of the Company's operations exclusive of the non-cash amortization of acquisition-related intangible assets that impact the comparability of results from period to period. Refer to the comments that follow for our methodology for calculating growth rates excluding the impact of currency effects.

Methodology for Calculating Growth Rates Excluding the Impact of Currency Effects
In addition to the Transactions, the impact of exchange rates on our business is an important factor in understanding period-to-period comparisons of our results. For example, our international revenues are favorably impacted as the U.S. dollar weakens relative to other foreign currencies, and unfavorably impacted as the U.S dollar strengthens relative to other foreign currencies. We believe the presentation of results on a constant currency basis (ex-FX), in addition to results reported in accordance with GAAP provides useful information about our operating performance because the presentation ex-FX excludes the effects of foreign currency volatility and highlights our core operating results. The presentation of results on a constant currency basis should be considered in addition to, but not a substitute for, measures of financial performance reported in accordance with GAAP.

The ex-FX change represents the percentage change on a period-over-period basis adjusted for foreign currency impacts. The ex-FX change is calculated as the difference between the current year amounts translated at a baseline rate, a spot rate for each of our currencies determined early in the fiscal year as part of our forecasting process (the “2018 Baseline Rate”), and the prior year amounts translated at the same 2018 Baseline Rate.

In addition, consistent with the assumption of a constant currency environment, our ex-FX results exclude the impact of our foreign currency hedging activities, as well as realized and unrealized foreign currency transaction gains and losses. Results on a constant currency basis, as we present them, may not be comparable to similarly titled measures used by other companies.

Selling, General and Administrative Expense
Selling, general and administrative expense, as presented, excludes mark-to-market based compensation and Scripps Networks transaction and integration costs due to their impact on comparability between periods.

Free Cash Flow
The Company defines free cash flow as cash provided by operating activities less acquisitions of property and equipment. The Company uses free cash flow as it believes it is an important indicator for management and investors of the Company’s liquidity, including its ability to reduce debt, make strategic investments and return capital to stockholders.

Pro Forma Adjustments
The discussion and tables beginning on page 11 compare our actual and pro forma combined results as if the Transactions occurred on January 1, 2017. Management believes reviewing our actual operating results in addition to combined pro forma results is useful in identifying trends in, or reaching conclusions regarding, the overall operating performance of our businesses. Our combined U.S. Networks, International Networks and Corporate and Inter-Segment Eliminations pro forma information is based on the historical operating results of the respective businesses as applicable to each segment and includes adjustments directly attributable to the Transactions as if they had occurred on January 1, 2017, such as:

1. The impact of the purchase price allocation to the fair value of assets, liabilities, and noncontrolling interests, such as intangible amortization;
2. Adjustments to remove items associated with the Transactions that will not have a continuing impact on the combined entity, such as transaction costs and the impact of employee retention agreements; and
3. Changes to align accounting policies.

Adjustments do not include costs related to integration activities, cost savings or synergies that have been or may be achieved by the combined businesses. Pro forma amounts are not necessarily indicative of what our results would have been had we operated the acquired businesses since January 1, 2017, and should not be taken as indicative of the Company's future consolidated results of operations.

Actual amounts for the three and nine months ended September 30, 2018 include the results of operations for the Discovery and Scripps Networks, OWN and MTG businesses for the period since each respective transaction. Scripps Networks was acquired on March 6, 2018, OWN was consolidated on November 30, 2017 and MTG was consolidated on September 25, 2017.

Conference Call Information
Discovery will host a conference call today, November 8, 2018 at 8:30 a.m. ET to discuss its third quarter results. To listen to the call, visit https://corporate.discovery.com or dial 1-844-452-2811 inside the U.S. and 1-574-990-9832 outside of the U.S., using conference ID: 8488208 and passcode: DISCA.

Cautionary Statement Concerning Forward-Looking Statements
This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof. The Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risk factors disclosed in its Annual Report on Form 10-K filed with the SEC on February 28, 2018.

Forward-looking statements include statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. Forward-looking statements in this release include, without limitation, statements regarding investing in the Company's programming, strategic growth initiatives, and the timing and effects of the Scripps Networks acquisition and related transactions. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

About Discovery
Discovery, Inc. (Nasdaq: DISCA, DISCB, DISCK) is a global leader in real life entertainment, serving a passionate audience of superfans around the world with content that inspires, informs and entertains. Discovery delivers over 8,000 hours of original programming each year and has category leadership across deeply loved content genres around the world. Available in 220 countries and territories and in nearly 50 languages, Discovery is a platform innovator, reaching viewers on all screens, including TV Everywhere products such as the GO portfolio of apps and Discovery Kids Play; direct-to-consumer streaming services such as Eurosport Player and Motor Trend OnDemand; digital-first and social content from Group Nine Media and a strategic alliance with the PGA Tour to create the Global Home of Golf. Discovery’s portfolio of premium brands includes Discovery Channel, HGTV, Food Network, TLC, Investigation Discovery, Travel Channel, Turbo/Velocity, Animal Planet, and Science Channel, as well as OWN: Oprah Winfrey Network in the U.S., Discovery Kids in Latin America, and Eurosport, the leading provider of locally relevant, premium sports and Home of the Olympic Games across Europe. For more information, please visit https://corporate.discovery.com and follow @DiscoveryIncTV across social platforms.

Contacts

Media Contact	Investor Relations Contacts
Catherine Frymark (240) 662-2934	Andrew Slabin (212) 548-5544
catherine_frymark@discovery.com	andrew_slabin@discovery.com

Jackie Burka (212) 548-5642
jackie_burka@discovery.com

DISCOVERY, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenues:
Distribution	$1,152	$881	$3,389	$2,593
Advertising	1,365	705	3,940	2,197
Other	75	65	415	219
Total revenues	2,592	1,651	7,744	5,009
Costs and expenses:
Costs of revenues, excluding depreciation and amortization	934	670	2,989	1,911
Selling, general and administrative	667	457	1,963	1,261
Depreciation and amortization	398	80	1,001	240
Restructuring and other charges	224	11	652	43
(Gain) loss on disposition	—	—	(84)	4
Total costs and expenses	2,223	1,218	6,521	3,459
Operating income	369	433	1,223	1,550
Interest expense, net	(185)	(136)	(558)	(318)
Loss on extinguishment of debt	—	—	—	(54)
Income (loss) from equity investees, net	9	(27)	(53)	(122)
Other expense, net	(15)	(106)	(84)	(143)
Income before income taxes	178	164	528	913
Income tax (expense) benefit	(43)	59	(146)	(89)
Net income	135	223	382	824
Net income attributable to noncontrolling interests	(13)	—	(41)	—
Net income attributable to redeemable noncontrolling interests	(5)	(5)	(16)	(17)
Net income available to Discovery, Inc.	$117	$218	$325	$807

Net income per share allocated to Discovery, Inc. Series A, B and C common stockholders:
Basic	$0.16	$0.38	$0.47	$1.40
Diluted(1)	$0.16	$0.38	$0.47	$1.39

Weighted average shares outstanding:
Basic	523	381	490	385
Diluted(1)	713	571	679	581

(1) Diluted shares adjust for the potential dilution that would occur if common stock equivalents, including convertible preferred stock and share-based awards, were converted into common stock or exercised.

DISCOVERY, INC.
CONSOLIDATED BALANCE SHEETS
(unaudited; in millions, except par value)

	September 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$531	$7,309
Receivables, net	2,578	1,838
Content rights, net	349	410
Prepaid expenses and other current assets	456	434
Total current assets	3,914	9,991

Noncurrent content rights, net	3,115	2,213
Property and equipment, net	810	597
Goodwill, net	13,139	7,073
Intangible assets, net	10,040	1,770
Equity method investments, including note receivable	1,015	335
Other noncurrent assets	879	576
Total assets	$32,912	$22,555
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$280	$277
Accrued liabilities	1,623	1,309
Deferred revenues	304	255
Current portion of debt	1,653	30
Total current liabilities	3,860	1,871

Noncurrent portion of debt	15,829	14,755
Deferred income taxes	1,901	319
Other noncurrent liabilities	1,089	587
Total liabilities	22,679	17,532
Redeemable noncontrolling interests	414	413
Equity:
Discovery, Inc. stockholders’ equity:
Series A-1 convertible preferred stock: $0.01 par value; 8 authorized; 8 shares issued	—	—
Series C-1 convertible preferred stock: $0.01 par value; 6 authorized; 6 shares issued	—	—
Series A common stock: $0.01 par value; 1,700 shares authorized; 159 and 157 shares issued	1	1
Series B convertible common stock: $0.01 par value; 100 shares authorized; 7 shares issued	—	—
Series C common stock: $0.01 par value; 2,000 shares authorized; 524 and 383 shares issued	5	4
Additional paid-in capital	10,627	7,295
Treasury stock, at cost	(6,737)	(6,737)
Retained earnings	4,984	4,632
Accumulated other comprehensive loss	(764)	(585)
Total Discovery, Inc. stockholders' equity	8,116	4,610
Noncontrolling interests	1,703	—
Total equity	9,819	4,610
Total liabilities and equity	$32,912	$22,555

DISCOVERY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in millions)

	Nine Months Ended September 30,
	2018	2017
Operating Activities
Net income	$382	$824
Adjustments to reconcile net income to cash provided by operating activities:
Share-based compensation expense	92	22
Depreciation and amortization	1,001	240
Content rights amortization and impairment	2,523	1,397
(Gain) loss on disposition	(84)	4
Equity in losses of equity method investee companies, net of cash distributions	106	130
Deferred income taxes	(140)	(167)
Loss on extinguishment of debt	—	54
Realized loss from derivative instruments, net	—	98
Other, net	54	74
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Receivables, net	(19)	(138)
Content rights and payables, net	(2,222)	(1,400)
Accounts payable and accrued liabilities	(123)	23
Income taxes receivable and prepaid income taxes	(53)	11
Foreign currency and other, net	130	(5)
Cash provided by operating activities	1,647	1,167
Investing Activities
Business acquisitions, net of cash acquired	(8,565)	(4)
Payments for investments, net	(56)	(387)
Proceeds from dispositions, net of cash disposed	107	29
Proceeds from sale of assets previously held for sale	68	—
Purchases of property and equipment	(106)	(103)
Distributions from equity method investees	1	38
Payments for derivative instruments, net	(3)	(99)
Other investing activities, net	5	3
Cash used in investing activities	(8,549)	(523)
Financing Activities
Commercial paper borrowings (repayments), net	293	(48)
Borrowings under revolving credit facility	—	350
Principal repayments of revolving credit facility	(100)	(475)
Borrowings under term loan facilities	2,000	—
Principal repayments of term loans	(2,000)	—
Borrowings from debt, net of discount and including premiums	—	7,488
Principal repayments of debt, including discount payment and premiums to par value	—	(650)
Payments for bridge financing commitment fees	—	(40)
Principal repayments of capital lease obligations	(37)	(26)
Repurchases of stock	—	(603)
Cash settlement of common stock repurchase contracts	—	58
Distributions to noncontrolling interests and redeemable noncontrolling interests	(59)	(22)
Share-based plan proceeds, net	44	15
Borrowings under program financing line of credit	23	—
Other financing activities, net	(16)	(64)
Cash provided by financing activities	148	5,983
Effect of exchange rate changes on cash and cash equivalents	(24)	67
Net change in cash and cash equivalents	(6,778)	6,694
Cash and cash equivalents, beginning of period	7,309	300
Cash and cash equivalents, end of period	$531	$6,994

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

TOTAL COMPANY REPORTED AND PRO FORMA FINANCIAL RESULTS

	Three Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change		Pro Forma Ex-FX(2)
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%	%
Revenues:
Distribution	$1,152	$1	$1,153	$881	$270	$1,151	$271	31%	$2	—%	2%
Advertising	1,365	—	1,365	705	623	1,328	660	94%	37	3%	4%
Other	75	—	75	65	38	103	10	15%	(28)	(27)%	(27)%
Total revenues	2,592	1	2,593	1,651	931	2,582	941	57%	11	—%	2%
Costs of revenues, excluding depreciation and amortization	934	(1)	933	670	366	1,036	264	39%	(103)	(10)%	(8)%
Selling, general and administrative	614	1	615	406	245	651	208	51%	(36)	(6)%	(4)%
Adjusted OIBDA(3)	$1,044	$1	$1,045	$575	$320	$895	469	82%	150	17%	18%

TOTAL COMPANY UNAUDITED RECONCILIATION OF REPORTED AND PRO FORMA OPERATING INCOME TO ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Three Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	369	69	438	433	65	498	$(64)	(15)%	$(60)	(12)%
Restructuring and other charges	224	—	224	11	—	11	213	NM	213	NM
Depreciation and amortization	398	(70)	328	80	311	391	318	NM	(63)	(16)%
Mark-to-market share-based compensation	27	1	28	(11)	4	(7)	38	NM	35	NM
Scripps Networks transaction and integration costs	26	—	26	62	(60)	2	(36)	(58)%	24	NM
Inter-segment eliminations	—	1	1	—	—	—	—	NM	1	NM
Adjusted OIBDA(3)	$1,044	$1	$1,045	$575	$320	$895	469	82%	150	17%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Refer to page 5 for our methodology for calculating growth rates excluding the impact of currency effects.
(3) See full definition of Adjusted OIBDA on page 5.
NM: Not Meaningful

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

U.S. NETWORKS REPORTED AND PRO FORMA FINANCIAL RESULTS

	Three Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Revenues:
Distribution	$644	$1	$645	$402	$240	$642	$242	60%	$3	—%
Advertising	991	(1)	990	407	534	941	584	NM	49	5%
Other	39	1	40	14	20	34	25	NM	6	18%
Total revenues	1,674	1	1,675	823	794	1,617	851	NM	58	4%
Costs of revenues, excluding depreciation and amortization	(486)	—	(486)	(226)	(292)	(518)	(260)	NM	32	6%
Selling, general and administrative	(287)	—	(287)	(117)	(183)	(300)	(170)	NM	13	4%
Adjusted OIBDA(2)	901	1	902	480	319	799	421	88%	103	13%

U.S. NETWORKS UNAUDITED RECONCILIATION OF REPORTED AND PRO FORMA OPERATING INCOME TO ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Three Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	$399	$70	$469	$469	$41	$510	$(70)	(15)%	$(41)	(8)%
Depreciation and amortization	296	(69)	227	7	284	291	289	NM	(64)	(22)%
Restructuring and other charges	206	—	206	2	—	2	204	NM	204	NM
Scripps Networks transaction and integration costs	3	—	3	—	—	—	3	NM	3	NM
Inter-segment eliminations	(3)	—	(3)	2	(6)	(4)	(5)	NM	1	25%
Adjusted OIBDA(2)	901	1	902	480	319	799	421	88%	103	13%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

INTERNATIONAL NETWORKS REPORTED AND PRO FORMA FINANCIAL RESULTS

	Three Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change		Pro Forma Ex-FX(2)
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%	%
Revenues:
Distribution	$508	$—	$508	$479	$30	$509	$29	6%	$(1)	—%	3%
Advertising	374	1	375	298	89	387	76	26%	(12)	(3)%	2%
Other	34	(1)	33	19	18	37	15	79%	(4)	(11)%	(11)%
Total revenues	916	—	916	796	137	933	120	15%	(17)	(2)%	2%
Costs of revenues, excluding depreciation and amortization	(449)	1	(448)	(433)	(73)	(506)	(16)	(4)%	58	11%	7%
Selling, general and administrative	(213)	(1)	(214)	(183)	(38)	(221)	(30)	(16)%	7	3%	—%
Adjusted OIBDA(3)	254	—	254	180	26	206	74	41%	48	23%	27%

INTERNATIONAL NETWORKS UNAUDITED RECONCILIATION OF OPERATING INCOME TO PRO FORMA ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Three Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	$146	$—	$146	$117	$(9)	$108	$29	25%	$38	35%
Depreciation and amortization	82	—	82	56	26	82	26	46%	—	—%
Restructuring and other charges	16	—	16	7	—	7	9	NM	9	NM
Scripps Networks transaction and integration costs	3	—	3	—	—	—	3	NM	3	NM
Inter-segment eliminations	7	—	7	—	9	9	7	NM	(2)	(22)%
Adjusted OIBDA(3)	254	—	254	180	26	206	74	41%	48	23%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Refer to page 5 for our methodology for calculating growth rates excluding the impact of currency effects.
(3) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

CORPORATE AND INTER-SEGMENT ELIMINATIONS REPORTED AND PRO FORMA FINANCIAL RESULTS

	Three Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Revenues:	$(1)	$—	$(1)	$—	$—	$—	$(1)	NM	$(1)	NM
Costs of revenues, excluding depreciation and amortization	1	—	$1	—	(1)	(1)	1	NM	2	NM
Selling, general and administrative	(111)	—	(111)	(85)	(24)	(109)	(26)	(31)%	(2)	(2)%
Adjusted OIBDA(2)	(111)	—	(111)	(85)	(25)	(110)	(26)	(31)%	(1)	(1)%

CORPORATE AND INTER-SEGMENT ELIMINATIONS UNAUDITED RECONCILIATION OF OPERATING INCOME TO PRO FORMA ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Three Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating (loss)	$(177)	$(1)	$(178)	$(151)	$33	$(118)	$(26)	(17)%	$(60)	(51)%
Mark-to-market share-based compensation	27	1	28	(11)	4	(7)	38	NM	35	NM
Depreciation and amortization	20	(1)	19	15	1	16	5	33%	3	19%
Restructuring and other charges	2	—	2	—	—	—	2	NM	2	NM
Scripps Networks transaction and integration costs	20	—	20	62	(60)	2	(42)	(68)%	18	NM
Inter-segment eliminations	(3)	1	(2)	—	(3)	(3)	(3)	NM	1	33%
Adjusted OIBDA(2)	(111)	—	(111)	(85)	(25)	(110)	(26)	(31)%	(1)	(1)%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

TOTAL COMPANY REPORTED AND PRO FORMA FINANCIAL RESULTS(2)

	Nine Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change		Pro Forma Ex-FX(3)
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%	%
Revenues:
Distribution	$3,389	$178	$3,567	$2,593	$825	$3,418	$796	31%	$149	4%	3%
Advertising	3,940	426	4,366	$2,197	1,980	4,177	1,743	79%	189	5%	3%
Other	415	19	434	219	106	325	196	89%	109	34%	30%
Total revenues	7,744	623	8,367	5,009	2,911	7,920	2,735	55%	447	6%	4%
Costs of revenues, excluding depreciation and amortization	2,989	204	3,193	1,911	1,008	2,919	1,078	56%	274	9%	8%
Selling, general and administrative	1,800	160	1,960	1,203	769	1,972	597	50%	(12)	(1)%	(3)%
Adjusted OIBDA(4)	2,955	259	3,214	1,895	1,134	3,029	1,060	56%	185	6%	6%

TOTAL COMPANY UNAUDITED RECONCILIATION OF REPORTED AND PRO FORMA OPERATING INCOME TO ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Nine Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	1,223	282	1,505	1,550	256	1,806	(327)	(21)%	(301)	(17)%
Restructuring and other charges	652	10	662	43	—	43	609	NM	619	NM
Depreciation and amortization	1,001	(6)	995	240	933	1,173	761	NM	(178)	(15)%
Mark-to-market share-based compensation	56	1	57	(4)	5	1	60	NM	56	NM
Scripps Networks transaction and integration costs	107	(28)	79	62	(60)	2	45	73%	77	NM
(Gain) loss on disposition	(84)	—	(84)	4	—	4	(88)	NM	(88)	NM
Adjusted OIBDA(4)	2,955	259	3,214	1,895	1,134	3,029	1,060	56%	185	6%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Certain updates were made to previously disclosed pro forma adjustments as a result of further information identified after May 10, 2018, the date our March 31, 2018 quarterly report was filed. These changes impact the costs of revenue, depreciation and amortization, and restructuring and other charges line items. The pro forma adjustments disclosed above are inclusive of these updates and therefore many not reconcile to previously disclosed amounts.
(3) Refer to page 5 for our methodology for calculating growth rates excluding the impact of currency effects.
(4) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

U.S. NETWORKS REPORTED AND PRO FORMA FINANCIAL RESULTS(2)

	Nine Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Revenues:
Distribution	$1,812	$156	$1,968	$1,210	$740	$1,950	$602	50%	$18	1%
Advertising	2,708	356	3,064	1,284	1,702	2,986	1,424	NM	78	3%
Other	108	7	115	48	63	111	60	NM	4	4%
Total revenues	4,628	519	5,147	2,542	2,505	5,047	2,086	82%	100	2%
Costs of revenues, excluding depreciation and amortization	(1,297)	(152)	(1,449)	(652)	(802)	(1,454)	(645)	(99)%	5	—%
Selling, general and administrative	(795)	(111)	(906)	(342)	(587)	(929)	(453)	NM	23	2%
Adjusted OIBDA(3)	2,536	256	2,792	1,548	1,116	2,664	988	64%	128	5%

U.S. NETWORKS UNAUDITED RECONCILIATION OF REPORTED AND PRO FORMA OPERATING INCOME TO ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Nine Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	$1,581	$279	$1,860	$1,511	$287	$1,798	$70	5%	$62	3%
Mark-to-market share-based compensation	—	—	—	—	(2)	(2)	—	NM	2	NM
Depreciation and amortization	691	(25)	666	21	852	873	670	NM	(207)	(24)%
Restructuring and other charges	259	6	265	6	—	6	253	NM	259	NM
Scripps Networks transaction and integration costs	7	—	7	—	—	—	7	NM	7	NM
Inter-segment eliminations	(2)	(4)	(6)	10	(21)	(11)	(12)	NM	5	45%
Adjusted OIBDA(3)	2,536	256	2,792	1,548	1,116	2,664	988	64%	128	5%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Certain updates were made to previously disclosed pro forma adjustments as a result of further information identified after May 10, 2018, the date our March 31, 2018 quarterly report was filed. These changes impact the costs of revenue, depreciation and amortization, and restructuring and other charges line items. The pro forma adjustments disclosed above are inclusive of these updates and therefore many not reconcile to previously disclosed amounts.
(3) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

INTERNATIONAL NETWORKS REPORTED AND PRO FORMA FINANCIAL RESULTS(2)

	Nine Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change		Pro Forma Ex-FX(3)
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%	%
Revenues:
Distribution	$1,577	$22	$1,599	$1,383	$85	$1,468	$194	14%	$131	9%	6%
Advertising	1,232	70	1,302	913	278	1,191	319	35%	111	9%	5%
Other	256	12	268	58	43	101	198	NM	167	NM	NM
Total revenues	3,065	104	3,169	2,354	406	2,760	711	30%	409	15%	11%
Costs of revenues, excluding depreciation and amortization	(1,675)	(52)	(1,727)	(1,214)	(205)	(1,419)	(461)	(38)%	(308)	(22)%	(18)%
Selling, general and administrative	(663)	(27)	(690)	(530)	(107)	(637)	(133)	(25)%	(53)	(8)%	(2)%
Adjusted OIBDA(4)	727	25	752	610	94	704	117	19%	48	7%	5%

INTERNATIONAL NETWORKS UNAUDITED RECONCILIATION OF OPERATING INCOME TO PRO FORMA ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Nine Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating income	$217	$1	$218	$417	$(6)	$411	$(200)	(48)%	$(193)	(47)%
Depreciation and amortization	232	19	251	165	79	244	67	41%	7	3%
Restructuring and other charges	262	2	264	28	—	28	234	NM	236	NM
Scripps Networks transaction and integration costs	3	—	3	—	—	—	3	NM	3	NM
Inter-segment eliminations	13	3	16	—	21	21	13	NM	(5)	(24)%
Adjusted OIBDA(4)	727	25	752	610	94	704	117	19%	48	7%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Certain updates were made to previously disclosed pro forma adjustments as a result of further information identified after May 10, 2018, the date our March 31, 2018 quarterly report was filed. These changes impact the costs of revenue, depreciation and amortization, and restructuring and other charges line items. The pro forma adjustments disclosed above are inclusive of these updates and therefore many not reconcile to previously disclosed amounts.
(3) Refer to page 5 for our methodology for calculating growth rates excluding the impact of currency effects.
(4) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
UNAUDITED SELECTED PRO FORMA FINANCIALS(1)
(unaudited; amounts in millions)

CORPORATE AND INTER-SEGMENT ELIMINATIONS REPORTED AND PRO FORMA FINANCIAL RESULTS(2)

	Nine Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Revenues:	$(1)	$—	$(1)	$—	$—	$—	(1)	NM	(1)	NM
Costs of revenues, excluding depreciation and amortization	—	—	—	(1)	(1)	(2)	1	NM	2	NM
Selling, general and administrative	(310)	(22)	(332)	(261)	(75)	(336)	(49)	(19)%	4	1%
Adjusted OIBDA(3)	(311)	(22)	(333)	(262)	(76)	(338)	(49)	(19)%	5	1%

CORPORATE AND INTER-SEGMENT ELIMINATIONS UNAUDITED RECONCILIATION OF OPERATING INCOME TO PRO FORMA ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION

	Nine Months Ended September 30,
	2018			2017			Actual Change		Pro Forma Combined Change
	Actual	Pro Forma Adjustments	Pro Forma Combined	Actual	Pro Forma Adjustments	Pro Forma Combined	$	%	$	%
Operating (loss)	$(666)	$2	$(664)	$(376)	$(25)	$(401)	$(290)	(77)%	$(263)	(66)%
Mark-to-market share-based compensation	56	1	57	(4)	7	3	60	NM	54	NM
Depreciation and amortization	75	—	75	50	2	52	25	50%	23	44%
Restructuring and other charges	130	2	132	6	—	6	124	NM	126	NM
Scripps Networks transaction and integration costs	97	(28)	69	62	(60)	2	35	56%	67	NM
Inter-segment eliminations	(3)	1	(2)	—	—	—	(3)	NM	(2)	NM
Adjusted OIBDA(3)	(311)	(22)	(333)	(262)	(76)	(338)	(49)	(19)%	5	1%

(1) Pro forma is defined as the results of the Company as if the Transactions had occurred on January 1, 2017. Refer to page 6 for full list of adjustments to pro forma results.
(2) Certain updates were made to previously disclosed pro forma adjustments as a result of further information identified after May 10, 2018, the date our March 31, 2018 quarterly report was filed. These changes impact the costs of revenue, depreciation and amortization, and restructuring and other charges line items. The pro forma adjustments disclosed above are inclusive of these updates and therefore many not reconcile to previously disclosed amounts.
(3) See full definition of Adjusted OIBDA on page 5.

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF NET INCOME TO
ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION
(unaudited; in millions)

	Three Months Ended September 30, 2018
	U.S. Networks	International Networks	Education and Other	Corporate and Inter-Segment Eliminations	Total
Net income available to Discovery, Inc.					$117
Net income attributable to redeemable noncontrolling interests					5
Net income attributable to noncontrolling interests					13
Income tax expense					43
Other expense, net					15
(Income) from equity investees, net					(9)
Interest expense, net					185
Operating income	399	146	1	(177)	369
Restructuring and other charges	206	16	—	2	224
Depreciation and amortization	296	82	—	20	398
Mark-to-market share-based compensation	—	—	—	27	27
Scripps Networks transaction and integration costs	3	3	—	20	26
Inter-segment eliminations	(3)	7	(1)	(3)	—
Total Adjusted OIBDA	901	254	$—	(111)	$1,044

	Three Months Ended September 30, 2017
	U.S. Networks	International Networks	Education and Other	Corporate and Inter-Segment Eliminations	Total
Net income available to Discovery, Inc.					$218
Net income attributable to redeemable noncontrolling interests					5
Income tax (benefit)					(59)
Other expense, net					106
Loss from equity investees, net					27
Interest expense, net					136
Operating income	469	117	(2)	(151)	433
Restructuring and other charges	2	7	2	—	11
Depreciation and amortization	7	56	2	15	80
Mark-to-market share-based compensation	—	—	—	(11)	(11)
Scripps Networks transaction and integration costs	—	—	—	62	62
Inter-segment eliminations	2	—	(2)	—	—
Total Adjusted OIBDA	480	180	—	(85)	$575

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
RECONCILIATION OF NET INCOME TO
ADJUSTED OPERATING INCOME BEFORE DEPRECIATION AND AMORTIZATION
(unaudited; in millions)

	Nine Months Ended September 30, 2018
	U.S. Networks	International Networks	Education and Other	Corporate and Inter-Segment Eliminations	Total
Net income available to Discovery, Inc.					$325
Net income attributable to redeemable noncontrolling interests					16
Net income attributable to noncontrolling interests					41
Income tax expense					146
Other expense, net					84
Loss from equity investees, net					53
Interest expense					558
Operating income	1,581	217	91	(666)	1,223
Restructuring and other charges	259	262	1	130	652
Depreciation and amortization	691	232	3	75	1,001
Mark-to-market share-based compensation	—	—	—	56	56
Scripps Networks transaction and integration costs	7	3	—	97	107
(Gain) on disposition	—	—	(84)	—	(84)
Inter-segment eliminations	(2)	13	$(8)	(3)	—
Total Adjusted OIBDA	2,536	727	$3	(311)	$2,955

	Nine Months Ended September 30, 2017
	U.S. Networks	International Networks	Education and Other	Corporate and Inter-Segment Eliminations	Total
Net income available to Discovery, Inc.					$807
Net income attributable to redeemable noncontrolling interests					17
Net income attributable to noncontrolling interests					—
Income tax expense					89
Other expense, net					143
Loss from equity investees, net					122
Loss on extinguishment of debt					54
Interest expense					318
Operating income	1,511	417	(2)	(376)	1,550
Restructuring and other charges	6	28	3	6	43
Depreciation and amortization	21	165	4	50	240
Mark-to-market share-based compensation	—	—	—	(4)	(4)
Scripps Networks transaction and integration costs	—	—	—	62	62
Loss on disposition	—	—	4	—	4
Inter-segment eliminations	10	—	(10)	—	—
Total Adjusted OIBDA	1,548	610	(1)	$(262)	$1,895

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
SELECTED FINANCIAL DETAIL
(unaudited; in millions, except per share amounts)

EARNINGS PER SHARE

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Numerator:
Net income	$135	$223	$382	$824
Less:
Allocation of undistributed income to Series A-1 convertible preferred stock	(12)	(27)	(34)	(99)
Net income attributable to noncontrolling interests	(13)	—	(41)	—
Net income attributable to redeemable noncontrolling interests	(5)	(5)	(16)	(17)
Redeemable noncontrolling interest adjustments to redemption value	—	—	(6)	—
Net income allocated to Discovery, Inc. Series A, B and C common and Series C-1 convertible preferred stockholders for basic net income per share	$105	$191	$285	$708
Allocation of net income to Discovery, Inc. Series A, B and C common stockholders and Series C-1 convertible preferred stockholders for basic net income per share:
Series A, B and C common stockholders	86	146	231	539
Series C-1 convertible preferred stockholders	19	45	54	169
Total	105	191	285	708
Add:
Allocation of undistributed income to Series A-1 convertible preferred stockholders	12	27	34	99
Net income allocated to Discovery, Inc. Series A, B and C common stockholders for diluted net income per share	$117	$218	$319	$807

Denominator — weighted average:
Series A, B and C common shares outstanding — basic	523	381	490	385
Impact of assumed preferred stock conversion	187	189	187	194
Dilutive effect of share-based awards	3	1	2	2
Series A, B and C common shares outstanding — diluted	713	571	679	581
Series C-1 convertible preferred stock outstanding — basic and diluted	6	6	6	6

Basic net income per share allocated to Discovery, Inc. Series A, B and C common and Series C-1 convertible preferred stockholders:
Series A, B and C common stockholders	$0.16	$0.38	$0.47	$1.40
Series C-1 convertible preferred stockholders	$3.19	$7.41	$9.13	$27.06

Diluted net income per share allocated to Discovery, Inc. Series A, B and C common and Series C-1 convertible preferred stockholders:
Series A, B and C common stockholders	$0.16	$0.38	$0.47	$1.39
Series C-1 convertible preferred stockholders	$3.18	$7.40	$9.10	$26.96

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
SELECTED FINANCIAL DETAIL
(unaudited; in millions, except per share amounts)

CALCULATION OF ADJUSTED EARNINGS PER DILUTED SHARE

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	Change	2018	2017	Change
Diluted net income per share available to Discovery, Inc. Series A, B and C common stockholders	$0.16	$0.38	$(0.22)	$0.47	$1.39	$(0.92)
Per share impact of amortization of acquisition-related intangible assets, net of tax	0.36	0.05	0.31	0.89	0.13	0.76
Adjusted earnings per diluted share	$0.52	$0.43	$0.09	$1.36	$1.52	$(0.16)

CALCULATION OF FREE CASH FLOW

	Three Months Ended September 30,				Nine Months Ended September 30,
	2018	2017	Change	% Change	2018	2017	Change	% Change
Cash provided by operating activities	931	$724	$207	29%	$1,647	$1,167	$480	41%
Purchases of property and equipment	(24)	(25)	1	4%	(106)	(103)	(3)	(3)%
Free cash flow	$907	$699	$208	30%	$1,541	$1,064	$477	45%

DISCOVERY, INC.
SUPPLEMENTAL FINANCIAL DATA
SELECTED FINANCIAL DETAIL
(unaudited; in millions, except per share amounts)

BORROWINGS

	September 30, 2018	December 31, 2017
5.625% Senior notes, semi-annual interest, due August 2019	$411	$411
2.200% Senior notes, semi-annual interest, due September 2019	500	500
Floating rate notes, quarterly interest, due September 2019	400	400
2.750% Senior notes, semi-annual interest, due November 2019	500	—
2.800% Senior notes, semi-annual interest, due June 2020	600	—
5.050% Senior notes, semi-annual interest, due June 2020	789	789
4.375% Senior notes, semi-annual interest, due June 2021	650	650
2.375% Senior notes, euro denominated, annual interest, due March 2022	350	358
3.300% Senior notes, semi-annual interest, due May 2022	500	500
3.500% Senior notes, semi-annual interest, due June 2022	400	—
2.950% Senior notes, semi-annual interest, due March 2023	1,200	1,200
3.250% Senior notes, semi-annual interest, due April 2023	350	350
3.800% Senior notes, semi-annual interest, due March 2024	450	450
2.500% Senior notes, sterling denominated, annual interest, due September 2024	525	538
3.900% Senior notes, semi-annual interest, due November 2024	500	—
3.450% Senior notes, semi-annual interest, due March 2025	300	300
3.950% Senior notes, semi-annual interest, due June 2025	500	—
4.900% Senior notes, semi-annual interest, due March 2026	700	700
1.900% Senior notes, euro denominated, annual interest, due March 2027	700	717
3.950% Senior notes, semi-annual interest, due March 2028	1,700	1,700
5.000% Senior notes, semi-annual interest, due September 2037	1,250	1,250
6.350% Senior notes, semi-annual interest, due June 2040	850	850
4.950% Senior notes, semi-annual interest, due May 2042	500	500
4.875% Senior notes, semi-annual interest, due April 2043	850	850
5.200% Senior notes, semi-annual interest, due September 2047	1,250	1,250
Revolving credit facility	325	425
Commercial paper	297	—
Program financing line of credit	23	—
Capital lease obligations	245	225
Total debt	17,615	14,913
Unamortized discount, premium and debt issuance costs, net	(133)	(128)
Debt, net of unamortized discount, premium and debt issuance costs	17,482	14,785
Current portion of debt	(1,653)	(30)
Noncurrent portion of debt	$15,829	$14,755